ACCOUNTS RECEIVABLE, NET - Summary of accounts receivable (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)
Accounts Receivable, after Allowance for Credit Loss [Abstract]
Factoring receivables	¥ 115,924		¥ 122,089
Receivables from sales channels on other platforms	231		35,950
Receivables from merchants under marketplace business	5,898		8,439
Receivables from other revenue	3,338		6,858
Less: allowance for credit losses	(7,225)		(8,603)
Total accounts receivable, net	¥ 118,166	$ 18,543	¥ 164,733